SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): October 11, 2000
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                                 First BanCorp.
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             (Exact name of registrant as specified in this charter)



        Puerto Rico                    001-14793                 66-0561882
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(State or other jurisdiction of   (Commission File No.)        (IRS Employer
incorporation)                                              Identification No.)


1519 Ponce De Leon Avenue, San Juan, Puerto Rico                00908-0146
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (787) 729-8200
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ITEM 5.  OTHER EVENTS

         First BanCorp. (the "Company"), on October 11, 2000, released its unaudited earnings for the quarter ended September 30, 2000. The Company's press release also included certain unaudited balance sheet and operational data as of September 30, 2000. A copy of the press release disclosing the Company's unaudited earnings for such period is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

(3)      Exhibits

                  99       Press Release dated October 11, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                                              FIRST BANCORP.



                                              By:   /s/ Annie Astor de Carbonell
                                                 Senior Executive Vice President
                                                     And Chief Financial Officer

Date: October 11, 2000